Exhibit 10.6 ROBINSON NUGENT, INC.
EXECUTIVE DEFERRED COMPENSATION PLAN
TRUST AGREEMENT
DEFERRED COMPENSATION


This Agreement made this 1st day of July, 1999, by and between, ROBINSON NUGENT, INC.
(Company) and UMB BANK, N.A. (Trustee).
WHEREAS, Company has adopted the Non-Qualified
Deferred Compensation Plan identified above
(hereinafter the "Plan"). WHEREAS, Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan.
WHEREAS, Company wishes to establish a trust
(hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Company's creditors in the event of the Company's
Insolvency, as herein defined, until paid to Plan participant and their beneficiaries in such manner and at such times as specified in the Plan.
WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purpose of Title I of the Employee Retirement Income Security Act of 1974.
WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan.
NOW, THEREFORE, the parties do hereby
establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

SECTION 1. ESTABLISHMENT OF TRUST.

(a)  Company hereby deposits with Trustee in
     trust such case
and/or marketable securities, if any, listed in Appendix A, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement.

(b)  The Trust hereby established shall be
irrevocable.

(c)  The Trust is intended to be a grantor
     trust, of which Company is the grantor,
     within the meaning of subpart E, part I, subchapter 1, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(d)  The principal of the Trust, and any
     earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth.
     Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in
Section
     3(a) herein.

(e)  Company, in its sole discretion, may at
     any time, or from time to time, make
     additional deposits of cash or other
     property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

(f)  Trustee shall have no duty or authority
to (i) require
     any deposits to be made under the Plan or to Trustee; (ii) compute any amount to be deposited under the Plan to Trustee; or
     (iii) determine whether amounts received by Trustee comply with the Plan. Assets of the Trust may be held, in Trustee's discretion, in an account with an affiliate of Trustee.

SECTION 2.  PAYMENTS TO PLAN

PARTICIPANTS AND THEIR BENEFICIARIES.

(A)  Company shall deliver to Trustee a
     schedule (the "Payment Schedule") that
     indicates the amounts payable in respect of each participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to
     Trustee for determining the amounts so
     payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts.
     Except as otherwise provided herein,
     Trustee shall make payments to the Plan
     participants and their beneficiaries in
     accordance with such Payment Schedule.
     The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

(c)  Company may make payment of benefits
     directly to Plan participants or their
     beneficiaries as they become due under
     the terms of the Plan, Company shall
     notify Trustee of its decision to make
     payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify
     Company where principal and earnings are not sufficient.

(d)  Trustee shall have no responsibility to
     determine whether the Trust is sufficient to meet the liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of the value of the Trust's assets.
(e)  Trustee shall rely on instructions from
     Company as to payments, both as to
     entitlement and amounts, and as to any
     required tax withholding. /trustee shall be fully protected in its reliance upon all such instructions.
SECTION 3.  TRUSTEE RESPONSIBILITY REGARDING
PAYMENTS TO TRUST

BENEFICIARY WHEN COMPANY IS INSOLVENT

(A)  Trustee shall cease payment of benefits
  to Plan participants and their beneficiaries if the Company is
     "Insolvent".  Company shall be considered
     "Insolvent" for purposes of this Trust
     Agreement if (i) Company is unable to pay its debts as they become due, or (ii)
     Company is subject to a pending
     proceeding as a debtor under the United
     States Bankruptcy Code.

(b)  At all times during the continuance of
     this Trust, as provided in Section 1(d)
     hereof, the principal and income of the
     Trust shall be subject to claims of
     general creditors of Company under
     federal and state law as set forth below:

   (1)  The Board of Directors and the Chief
                   Executive
          Officer
of Company (or, if there is no Chief Executive
Officer, the highest ranking officer) shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination,
Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

     (2)  Unless Trustee has actual knowledge
          of Company's Insolvency, or has
          received notice form Company or a
          person claiming to be a creditor
          alleging that Company is Insolvent,
          Trustee shall have no duty to
          inquire whether Company is
          Insolvent. Trustee may in all events
          rely on such evidence concerning
          Company's solvency as may be
          furnished to Trustee and that
          provides Trustee with a reasonable
          basis for making a determination
          concerning Company's solvency.

  (3)  If at any time Trustee has determined
                     that
          Company is Insolvent, Trustee shall
          discontinue payments to Plan
          participants or their beneficiaries
          and shall hold the assets of the
          Trust for the benefit of Company's
          general creditors.  Nothing in this
          Trust Agreement shall in any way
          diminish any rights of Plan
          participants or their beneficiaries
          to pursue their rights as general
          creditors of Company with respect to
          benefits due under the Plan or
          otherwise.

     (4)  Trustee shall resume the payment of
benefits to
          Plan participants or their
          beneficiaries in accordance with
          Section 2 of this Trust Agreement
          only after Trustee has determined
          that Company is not Insolvent (or is
          no longer Insolvent).
(c)  Provided that there are sufficient
     assets, if Trustee discontinues the
     payment of benefits from flit Trust
     pursuant to Section 3(b) hereof and
     subsequently resumes such payments, the
     first payment
     following such discontinuance shall
     include the aggregate amount of all
     payments due to Plan participants or
     their beneficiaries
   under the terms of the Plan for the
                period of
     such discontinuance, less the
     aggregate amount of any payments
     made to Plan participants of their
     beneficiaries by Company in lieu of
     the payments provided for hereunder
     during any such period of
     discontinuance; provided that
     Company has given Trustee the
     Information with respect to such
     payments made during the period of
     discontinuance prior to resumption
     of payments by Trustee.

SECTION 4.  PAYMENTS TO

Except as provided in Section 3 hereof,
since the Trust is irrevocable in
accordance with Section 1(h) hereof,
Company
shall have no right or power to direct
trustee to return to Company or to divert to others any of the trust assets before alt payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

SECTION 5.  INVESTMENT AUTHORITY


(a)  Company shall direct the investment
     of the assets in the Trust.  Company
     may establish diversification and
performance guidelines for the investment of assets held in the Trust and shall communicate these guidelines to Trustee.
In establishing these guidelines, Company may take into consideration the hypothetical investment alternatives that
Plan participants and beneficiaries have selected for the purposes of determining the amount of their benefits under the Plan. In the administration of the Trust, subject to any limitations stated elsewhere in this Trust Agreement and the diversification and performance guidelines established by the Company,
Trustee shall have exclusive power in the management and control of the assets in the Trust, including the power to take any action set forth below, provided that the Trustee shall be subject to the Company's direction with respect to the investment of the assets.

(b)  Trustee may invest in securities
(including stock or
     rights to acquire stock) or
     obligations issued by Company. An
     rights associated with assets of the
     Trust shall be exercised by Trustee
     or the
     person designated by Trustee, and
     shall in no event be exercisable by
     or rest with Plan participants,
     except that voting rights with
     respect to Trust assets will be
     exercised by Company.
(c)  Company shall have the right at any
time, and from time
to time in its sole discretion, to
                         substitute
                         assets of
  equal fair market value for any asset
                 held by
the
 Trust.  This right is exercisable by
Company
                     in a
     nonfiduciary capacity
     without the approval or
     consent of any person in a
     fiduciary capacity.

(d)  Trustee, or Trustee's
     designee, is authorized
     and empowered:
     (1)  To invest and reinvest Trust
          assets, together with the income
          therefrom, in common stock,
          preferred stock, convertible
          preferred stock, bonds, debentures,
          convertible debentures and bonds,
          mortgages, notes, commercial paper
          and other evidences of indebtedness
          (including those issued by
          Trustee), shares of mutual funds,
          guaranteed investment contracts,
          bank investment contracts, other
          securities, policies of life
          insurance, annuity contracts,
          options,
          options to buy or sell securities
          or other assets, and all other
          property of any type (personal,
          real or mixed, and tangible or
          intangible);
(2)  To depositor invest all or any part of
          the assets of the Trust in savings
          accounts or certificates of deposit
          or other deposits in a bank or
          savings and loan association or
          other depository institution,
          including Trustee or any of its
          affiliates, provided with respect
          to such deposits with Trustee or an
          affiliate the deposits bear a
          reasonable interest rate;
  (3)  To hold, manage, improve, repair and
                   control
all
          property, real or personal, forming
          part of the Trust; to sell, convey,
          transfer, exchange, partition,
          lease for any term, even extending
          beyond the duration of this Trust,
          and otherwise dispose of the same
          from time to time;
(4)  To hold in cash, without liability for
          interest, such portion of the Trust
          as is pending investment, or payment
          of expenses, or the distribution of
          benefits;
(5) To take such actions as may be necessary or desirable to protect the Trust from loss due to the default on bonds and mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;
   (6)  To settle, compromise or abandon all
                  claims and
                    demands
          in favor of or against the Trust;
    (7)  To exercise all of the further
                          rights, powers,
                          options
          and privileges granted, provided
          for, or vested in Trustees generally
          under the laws of the state in which
          Trustee is incorporated as set forth
          above, so that the powers conferred
          upon Trustee herein shall not be in
          limitation of any authority
          conferred by law, but shall be in
          addition thereto;
     (8)  To borrow money from any source and
          to execute promissory notes,
          mortgages or other obligations and
          to pledge or mortgage any trust
          assets as security; and
(9)  To maintain accounts at and execute
          transactions through any brokerage
          or other firm,
          including any firm which is an
          affiliate of Trustee.

SECTION 6.  ADDITIONAL POWERS OF TRUSTEE

To the extent necessary or which it deems appropriate to implement its powers under
Section 5 or otherwise to fulfill
any of its duties and responsibilities as Trustee of the Trust, Trustee shall have the following additional powers and authority:

(a)  To register securities, or any other
          property, in its name or in the name
          of any nominee, or to hold
          securities in bearer form, provided
          the books and records of Trustee
          shall indicate at all times the true
          ownership of such property, and to
          deposit any securities or other
          property in a depository or clearing
          corporation;

     (b)  To designate and engage the services
          of, and to delegate powers and
          responsibilities to, such agents,
          representatives, advisers, counsel
          and accountants as Trustee considers
          necessary or appropriate, any of
          whom may be an affiliate of Trustee
          or a person who renders services to
          such an affiliate, and, as a pan of
          its expenses under
          this Trust Agreement, to pay their
          reasonable expenses and
          compensation;

(c) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or appropriate for the accomplishment of any of the powers listed in this Trust
          Agreement; and

 (d)  Generally, to do all other acts which
          Trustee deems necessary or
          appropriate for the protection of
the Trust.

SECTION 7.  DISPOSITION OF INCOME.

During the interim of this Trust, all income received by the
Trust, net of expenses and taxes, shall be accumulated and reinvested.
SECTION 8.  ACCOUNTING BY TRUSTEE

(A)  Trustee shall keep accurate and
     detailed records of all investments,
     receipts, disbursements, and all
     other transactions required to be
     made, including such specific
     records as shall be agreed upon in
     writing between Company ad Trustee,
     within 60 days following the close
     of each calendar year and within 30
     days after removal or resignation of
     Trustee, shall deliver to Company a
     written account of its
     administration of the Trust during
     such year or during the period from
     the close of the last preceding year
     to the date of such removal or
     resignation, setting forth all
     investments, receipts, disbursements
     and other transactions effected by
     it, including a description of all
     securities and investments purchased
     and sold with the cost or net
     proceeds of such purchases or sales
     (accrued interest paid or receivable
     being shown separately), and showing
     all cash, securities and other
     property held in the Trust at the
     end of such year or as of the date
     of such removal or resignation, as
     the case may be.
SECTION 9.  RESPONSIBILITY AND INDEMNITY
OF TRUSTEE.

(a)  Trustee shall act with the care,
     skill, prudence and diligence under
     the circumstances then prevailing
     that a prudent person acting in like
     capacity and familiar with such
     matters would use in the conduct of
     an enterprise of a like character
     and with like aims, provided,
     however, that Trustee shall incur no
     liability to any person for any
     action taken pursuant to a
     direction, request or approval given
     by Company which is contemplated by,
     and in conformity with, the terms of
     the Plan or this "frost and is given
     in writing by Company.  Trustee
     shall also incur no liability to any
     person for any failure to act in the
     absence of direction, request or
     approval from Company which is
     contemplated by, and in conformity
     with, the terms of this Trust.  In
     the event of a dispute between
     Company and a party, Trustee may
     apply to a court of competent
     jurisdiction to resolve the dispute.
(b)  Company agrees to indemnify and save
harmless the
     Trustee against any and all claims,
     losses, damages, expenses and
     liabilities the Trustee may incur in
     the exercise and performance of the
     Trustee's powers and duties
     hereunder, unless the same are
     determined to be due to gross
     negligence or willful misconduct,

(c)  Trustee may consult with legal
     counsel (who may also be counsel for
     Company generally) with respect to
     any of its duties or obligations
     hereunder.

(d)  Trustee may hire agents,
     accountants, actuaries, investment
     advisers, financial consultants or
     other professionals to assist it in
     performing any of its duties or
     obligations hereunder.

(e)  Trustee shall have, without
     exclusion, all powers conferred on
     Trustees by applicable law, unless
     expressly provided otherwise herein,
     provided, however, that if an
     insurance policy is held as an asset
     of the Trust, Trustee shall have no
     power to name a beneficiary of the
     policy
other than the Trust, to assign the
policy (as distinct from conversation of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(f)  However, notwithstanding the
     provisions of Section 9(e) above,
     Trustee may loan to Company the
     proceeds of any borrowing against an
     insurance policy held as an asset of
     the Trust.

(g)  Notwithstanding any powers granted
to Trustee pursuant
     to this Trust Agreement or to
     applicable law, Trustee shall not
     have any power that could give this
     Trust the objective of carrying on a
     business and dividing the gains
     therefrom, within the meaning of
     section 301.7701-2 of the Procedure
     and Administrative Regulations
     promulgated pursuant to the Internal
     Revenue Code.

SECTION 10.  COMPENSATION AND EXPENSES OF
TRUSTEE.

Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

SECTION 11.  REGISTRATION AND REMOVAL OF
TRUSTEE.

(a)  Trustee may resign at any time by
written notice to
     Company, which shall be effective 30
     days after receipt of such notice
     unless Company and Trustee agree
     otherwise.

(b)  Trustee may be removed by Company on
30 days notice or
upon shorter notice accepted by Trustee.

(c)  Upon resignation or removal of
Trustee and appointment
     of a successor Trustee, all assets
     shall subsequently be transferred to
     the successor Trustee.  The transfer
     shall be completed within 60 days
     after receipt of notice of
     resignation, removal or transfer,
     unless Company extends the time
     limit.

(d)  If Trustee resigns or is removed, a
     successor shall be appointed, in
     accordance with Section 12 hereof,
     by the effective date of resignation
     or removal under paragraph(s) (a) or
     (b) of this section.  If no such
     appointment has been made, Trustee
     may apply to a court of competent
     jurisdiction for appointment of a
     successor or for instructions.  All
     expenses of Trustee in connection
     with the proceeding shall be allowed
     as administrative expenses of the
     Trust.

(e)  Upon settlement of the account and
transfer of the
     Trust assets to the successor
     Trustee, all rights and privileges
     under this Trust Agreement shall
     vest in the successor Trustee and
     all responsibility and liability of
     Trustee with respect to the Trust
     and assets thereof shall terminate
     subject only to the requirement that
     Trustee execute all necessary
     documents to transfer the Trust
     assets to the successor Trustee.

SECTION 12.  APPOINTMENT OF SUCCESSOR



(a)  If Trustee resigns or is removed in
accordance with
     Section 11(a) or (b) hereof, Company
     may appoint any third party, such as
     a bank trust department or other
     party that may be granted corporate
     trustee powers  under state law, as
     a successor to replace Trustee upon
     resignation or removal. The
     appointment shall be effective when
     accepted in writing by the new
     Trustee, who shall have all of the
     rights and powers of the former
     Trustee, including ownership rights
     in the Trust assets.  The former
     Trustee shall execute any instrument
     necessary or reasonably requested by
     Company or the successor Trustee to
     evidence the transfer.

(b)  The successor Trustee need not
examine the records and
     acts of any prior Trustee and may
     retain or dispose of existing Trust
     assets, subject to Sections 8 and 9
     hereof. The successor Trustee shall
     not be responsible for and Company
     shall indemnify and defend the
     successor Trustee from any claim or
     liability resulting from any action
     or inaction of any prior Trustee or
     from any other past event, or any
     condition existing at the time it
     becomes successor Trustee.

SECTION 13.  AMENDMENT OR TERMINATION

(a)  The Trust Agreement may be Amended
     by a written instrument executed by
     Trustee and Company. Notwithstanding
     the foregoing, no such amendment
     shall conflict with the terms of the
     Plan or shall make the Trust
     revocable after it has become
     irrevocable in accordance with
     Section
     1(b) hereof.
(b)  The Trust shall not terminate until
the date on which
     Plan participants and their
     beneficiaries are no longer entitled
     to benefits pursuant to the terms of
     the Plan.
     Upon termination of the Trust, any
     assets remaining in the Trust shall
     be returned to Company.

(c)  Upon written approval of
     participants or beneficiaries
     entitled to payment of benefits
     pursuant to the terms of the Plan,
     Company may terminate this Trust
     prior to the time all benefit
     payments under the Plan have been
     made. All assets in the Trust at
     termination shall be returned to
     Company.

SECTION 14.  MISCELLANEOUS

(a)  Any provision of this Trust
     Agreement prohibited by law shall be
     ineffective to the extent of any
     such prohibition,
without invalidating the remaining
provisions hereof. (b) Benefits payable to Plan participants and their beneficiaries under this Trust
     Agreement may not be anticipated,
     assigned (either at law or in
     equity), alienated, pledged,
     encumbered or subjected to
     attachment, garnishment, levy,
     execution or other legal or
     equitable process.
(c)  This Trust Agreement shall be
governed by and construed
     in accordance with the laws of the
     state in which Trustee is
     incorporated as set forth above.

(d)  The provisions of Sections 2(d),
3(b)(3) and 9(b) of
     this Agreement shall survive
termination of this Agreement.
(e)  The rights, duties,
     responsibilities, obligations and
     liabilities of Trustee are as set
     forth in this Trust Agreement and no
     provision of the Plan or any other
     documents shall affect such rights,
     responsibilities, obligations and
     liabilities.  If there is a conflict
     between provisions of the Plan and
     this Trust Agreement with respect to
     any subject involving Trustee,
     including but not limited to the
     responsibility, authority or powers
     of Trustee, the provisions of this
     Trust Agreement shall be
     controlling.
SECTION 15.  EFFECTIVE DATE.

The effective date of this Trust
Agreement shall be July 1,
1999.



IN WITNESS WHEREOF, the parties have
hereunto caused this
Trust Agreement to be duly executed.

Company:  ROBINSON NUGENT, INC.
 ------------------------
---------------
By:       /s/ Michael W. Schreiweis

--------------------------------------
Name/Title:         Director of Human
Resources

--------------------------------------
Trustee:         UMB BANK, N/A.
        -------------------------
By:       /s/ William O'Connor

-------------------------------------
                  (Signature)





Exhibit 10.8
ROBINSON NUGENT, INC.
SUMMARY OF ROBINSON NUGENT, INC.
BONUS PLAN FOR FISCAL YEAR ENDING JUNE 30, 2000

  The  Board of Directors has adopted a
bonus  plan  for executive  officers and
key employees for fiscal year  2000.
Under  the
bonus  plan  for  executive
officers  and   key employees  for
fiscal 2000, if consolidated pretax
income exceeds  90%  of the amount
specified in the 2000  financial
plan, an amount equal to 10% of that
excess (up to the  plan amount),
will be available for the payment of
bonuses;  and if  pretax income is
greater than the plan amount, an
amount equal to 20% of that excess
will be added to the bonus pool. The
bonus amount payable to each of the
executive officers and  key
employees will be determined by the
President  and Chief Executive
Officer of the Company.